December 30, 2024

WESTWOOD REAL ESTATE INCOME FUND
TICKER SYMBOL: KIFCX

WESTWOOD BROADMARK TACTICAL PLUS FUND
TICKER SYMBOL: SBTCX

C CLASS SHARES

Each A Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information,
each dated February 28, 2024, as supplemented

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the C Class Shares of the Westwood Real Estate Income Fund and Westwood Broadmark Tactical Plus Fund (each, a “Fund,” collectively, the “Funds”), each a series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus and SAI for the Funds.

Closure and Conversion of C Class Shares

On February 7, 2025, each Fund will automatically convert any outstanding C Class Shares of the Fund into A Class Shares of the Fund (the “Conversion”). Immediately after the Conversion, any shareholder owning C Class Shares of a Fund will receive A Class Shares of the Fund having an aggregate value equal to aggregate value of the C Class Shares held immediately prior to the Conversion. No sales charges or fees will be imposed, as a result of the Conversion. No contingent deferred sales charge will be imposed on any C Class Shares of a Fund converted to A Class Shares within 12 months of their purchase.

The Conversion is not considered a taxable event for federal income tax purposes, and no action is necessary on your part to effect the Conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

At the close of business on December 30, 2024, each Fund will discontinue all sales of its Class C Shares, except shares acquired through the reinvestment of dividends and distributions. Existing shareholders may continue to redeem their C Class Shares of each Fund in accordance with the Fund’s Prospectus.

After the Conversion, the Funds will cease offering C Class Shares and all references to C Class Shares of the Funds are hereby struck from the Funds’ Prospectus and SAI.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.